UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2020

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE
Preferred shares – Series A	NBR.PRA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification of Rights of Security Holders.

As previously announced in our press release on April 20, 2020, and in our Current Report on Form 8-K filed on April 21, 2020, at a special meeting of shareholders held on April 20, 2020, the shareholders of Nabors Industries, Ltd. (the “Company”) approved (i) an amendment to the Company’s share capital to effect a reverse stock split of the Company’s common shares, together with a corresponding proportional reduction in the number of authorized common shares and a proportional increase in the par value for such authorized common shares (the “Reverse Stock Split”), (ii) an increase in the Company’s authorized common share capital by 100% following the proportional reduction in the number of authorized common shares as a result of the Reverse Stock Split and (iii) an amendment to the Company’s Bye-Laws in respect of its share capital, each as more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 31, 2020.

On April 20, 2020, the Company’s Board of Directors approved the Reverse Stock Split at a ratio of 1-for-50.

The Reverse Stock Split resulted in 50 pre-split common shares automatically combining into one new common share, without any action on the part of the shareholders. The Company’s authorized number of common shares was proportionally decreased from 800,000,000 to 16,000,000 common shares, and the par value of each common share was proportionally increased from $0.001 to $0.05. In addition, the Company’s authorized common share capital increased by 100% following the proportional reduction in the number of authorized common shares as a result of the Reverse Stock Split. No fractional common shares were issued as a result of the Reverse Stock Split. Any fractional common shares of registered holders resulting from the Reverse Stock Split were rounded up to the nearest whole share.

The Reverse Stock Split became effective after the close of trading on the New York Stock Exchange on April 22, 2020.

On April 23, 2020, trading of the Company’s common shares will continue on the New York Stock Exchange on a Reverse Stock Split-adjusted basis. The new CUSIP number for the Company’s common shares following the Reverse Stock Split will be G6359F 137. The Company’s trading symbol will remain “NBR”.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2020 the Company amended its Bye-Laws in respect of its share capital as a result of the Reverse Stock Split, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

3.1	Amendment to Bye-Laws of Nabors Industries Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: April 22, 2020	By:	/s/Mark D. Andrews
Mark D. Andrews
Corporate Secretary